UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 7, 2007
AMICUS THERAPEUTICS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33497	20-0422823
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6 Cedar Brook Drive, Cranbury, NJ	08512
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (609) 662-2000

(Former Name or Former Address, if Changed Since Last Report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 8.01 Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT LIST
Severance and Change in Control Agreement, David Lockhart, Ph.D.
Severance and Change in Control Agreement, James E. Dentzer
Severance and Change in Control Agreement, Matthew R. Patterson
Severance and Change in Control Agreement, David Palling, Ph.D.
Severance and Change in Control Agreement, Douglas A. Branch
Severance and Change in Control Agreement, Bradley L. Campbell
Severance and Change in Control Agreement, Gregory P. Licholai, M.D.
Severance and Change in Control Agreement, Mark Simon
Severance and Change in Control Agreement, S. Nicole Schaeffer
Press Release dated November 8, 2007

Item 1.01 Entry Into a Material Definitive Agreement
License and Collaboration Agreement with Shire Pharmaceuticals Ireland, Ltd.
     On November 7, 2007, Amicus Therapeutics, Inc. (“Amicus”) entered into a License and Collaboration Agreement with Shire Pharmaceuticals Ireland, Ltd. (“Shire”). Under the agreement, Amicus and Shire will jointly develop Amicus’ three lead pharmacological chaperone compounds for lysosomal storage disorders: Amigal™, Plicera™ and AT2220. Amicus granted Shire the rights to commercialize these products outside the United States. Amicus will retain all rights to its other programs and to develop and commercialize Amigal®, Plicera® and AT2220 in the United States. Amicus will be responsible for all clinical development for the products during Phase 2. During Phase 3, both parties will share the responsibility for trial execution.
     Under the agreement, Amicus will receive an initial, non-refundable license fee payment of U.S. $50 million. Joint development costs toward global approval of the three compounds will be shared 50/50 going forward. In addition, Amicus is eligible to receive, for all three drug product candidates, aggregate potential milestone payments of up to U.S. $150 million if certain clinical and regulatory milestones are achieved for all three of the programs, and U.S. $240 million in sales-based milestones for all three of the programs. Amicus will also be eligible to receive tiered double-digit royalties on net sales of the products which are marketed outside of the U.S. Not including royalties and cost-sharing, the deal is valued at up to U.S. $440 million.
Severance and Change in Control Agreements with Certain Officers.
     From November 9, 2007, to November 12, 2007, Amicus entered into Severance and Change in Control Agreements (the “Severance and Change in Control Agreements”) with the following named executive officers and other officers:

Named Executive Officers	Title

James E. Dentzer	Chief Financial Officer

David Lockhart, Ph.D.	Chief Scientific Officer

Matthew R. Patterson	Chief Operating Officer

David Palling, Ph.D.	Senior Vice President, Drug Development

Other Executive Officers	Title

Douglas A. Branch	Vice President, General Counsel and Secretary

Bradley L. Campbell	Vice President, Business Planning

Gregory P. Licholai, M.D.	Vice President, Medical Affairs

S. Nicole Schaeffer	Vice President, Human Resources and Leadership Development

Mark Simon	Senior Vice President, Business Development
     Under the Severance and Change in Control Agreements, if an executive is terminated without cause, then:
•	Amicus will be obligated to pay that executive six months of base salary continuation following that termination;

•	if the termination occurs after June 30th of the calendar year, Amicus will be obligated to pay that executive an amount equal to any bonus paid to such executive in the previous year, prorated for the number of months actually worked in the year of termination;

•	the vesting on options or restricted stock awards then held by the executive will automatically accelerate by six months; and

•	the executive will be entitled to a continuation of health benefit coverage under COBRA, premiums to be paid by the Company, for a period of twelve months from the time of termination.
     In addition, if an executive officer is terminated other than for cause within twelve months following certain corporate changes or if, following those changes, the executive resigns for good reason, then the executive has the right to receive:
•	12 months of base salary continuation, based upon the base salary in effect as of the date of the corporate change, after the termination or resignation;

•	if the termination occurs after June 30th of the calendar year, Amicus will be obligated to pay that executive an amount equal to any bonus paid to such executive in the previous year, prorated for the number of months actually worked in the year of termination or resignation;

•	the vesting on stock options or other equity based compensation then held by the executive will fully vest; and

•	the executive will be entitled to a continuation of health benefit coverage under COBRA, premiums to be paid by the Company, for a period of twelve months from the time of termination or resignation.
     Copies of the Severance and Change in Control Agreements are attached hereto as Exhibits 10.1 through 10.9 of this report and are incorporated by reference herein.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     (e) From November 9, 2007, to November 12, 2007, Amicus entered into Severance and Change in Control Agreements with David Lockhart, Ph.D., Matthew R. Patterson, James E. Dentzer and David Palling, Ph.D. The information regarding the Severance and Change in Control Agreements with Certain Officers in Item 1.01 of this report is incorporated by reference into this Item 5.02(e).
Item 8.01 Other Events.
     On November 8, 2007, Amicus issued a press release to announce its entry into the License and Collaboration Agreement with Shire. A copy of the press release is attached hereto as Exhibit 99.1, and incorporated by reference herein.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit	Description

10.1	Severance and Change in Control Agreement, by and between the registrant and David Lockhart, Ph.D., dated November 9, 2007.

10.2	Severance and Change in Control Agreement, by and between the registrant and James E. Dentzer, dated November 12, 2007.

10.3	Severance and Change in Control Agreement, by and between the registrant and Matthew R. Patterson, dated November 12, 2007.

10.4	Severance and Change in Control Agreement, by and between the registrant and David Palling, Ph.D., dated November 9, 2007.

Exhibit	Description

10.5	Severance and Change in Control Agreement, by and between the registrant and Douglas A. Branch, dated November 12, 2007.

10.6	Severance and Change in Control Agreement, by and between the registrant and Bradley L. Campbell, dated November 12, 2007.

10.7	Severance and Change in Control Agreement, by and between the registrant and Gregory P. Licholai, M.D., dated November 12, 2007.

10.8	Severance and Change in Control Agreement, by and between the registrant and Mark Simon, dated November 12, 2007.

10.9	Severance and Change in Control Agreement, by and between the registrant and S. Nicole Schaeffer, dated November 9, 2007.

99.1	Press Release dated November 8, 2007, entitled “Amicus Therapeutics and Shire plc enter $440 Million ex-US Licensing Agreement to Develop and Commercialize Amigal™, Plicera™ and AT2220 outside the U.S.”

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMICUS THERAPEUTICS, INC.
Date: November 13, 2007	By:	/s/ DOUGLAS A. BRANCH
		Name:	Douglas A. Branch
		Title:	Vice President, General Counsel and Secretary

EXHIBIT LIST

Exhibit	Description

10.1	Severance and Change in Control Agreement, by and between the registrant and David Lockhart, Ph.D., dated November 9, 2007.

10.2	Severance and Change in Control Agreement, by and between the registrant and James E. Dentzer, dated November 12, 2007.

10.3	Severance and Change in Control Agreement, by and between the registrant and Matthew R. Patterson, dated November 12, 2007.

10.4	Severance and Change in Control Agreement, by and between the registrant and David Palling, Ph.D., dated November 9, 2007.

10.5	Severance and Change in Control Agreement, by and between the registrant and Douglas A. Branch, dated November 12, 2007.

10.6	Severance and Change in Control Agreement, by and between the registrant and Bradley L. Campbell, dated November 12, 2007.

10.7	Severance and Change in Control Agreement, by and between the registrant and Gregory P. Licholai, M.D., dated November 12, 2007.

10.8	Severance and Change in Control Agreement, by and between the registrant and Mark Simon, dated November 12, 2007.

10.9	Severance and Change in Control Agreement, by and between the registrant and S. Nicole Schaeffer, dated November 9, 2007.

99.1	Press Release dated November 8, 2007, entitled “Amicus Therapeutics and Shire plc enter $440 Million ex-US Licensing Agreement to Develop and Commercialize Amigal™, Plicera™ and AT2220 outside the U.S.”